                                                                    EXHIBIT-10.8

                      SERIES C CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

                                    between

                            STARMEDIA NETWORK, INC.

                                      and

               THE SEVERAL PURCHASERS NAMED IN SCHEDULE I HERETO

                          Dated as of August 24, 1998
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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                              THE PURCHASED SHARES

Section 1.1       Issuance, Sale and Delivery of the Purchased Shares ........1
Section 1.2       Closing ....................................................2

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 2.1       Organization, Qualifications and Corporate Power ...........2
Section 2.2       Authorization of Agreements, Etc ...........................3
Section 2.3       Validity ...................................................3
Section 2.4       Authorized Capital Stock ...................................4
Section 2.5       Financial Statements .......................................4
Section 2.6       Events Subsequent to the Date of the Balance Sheet .........5
Section 2.7       Litigation; Compliance with Law ............................5
Section 2.8       Proprietary Information ....................................6
Section 2.9       Proprietary Rights .........................................7
Section 2.10      Title to Properties ........................................7
Section 2.11      Leasehold Interests ........................................8
Section 2.12      Insurance ..................................................8
Section 2.13      Taxes ......................................................8
Section 2.14      Other Agreements ...........................................9
Section 2.15      Loans and Advances ........................................11
Section 2.16      Assumptions, Guaranties, Etc. of Indebtedness
                  of Other Persons ..........................................11
Section 2.17      Significant Customers and Suppliers .......................11
Section 2.18      Governmental Approvals ....................................11
Section 2.19      Disclosure ................................................11
Section 2.20      Offering of the Purchased Shares ..........................12
Section 2.21      Brokers ...................................................12
Section 2.22      Officers ..................................................12
Section 2.23      Transactions With Affiliates ..............................12
Section 2.24      Employees .................................................13
Section 2.25      U.S. Real Property Holding Corporation ....................13
Section 2.26      Environmental Protection ..................................13
Section 2.27      ERISA .....................................................14
Section 2.28      [Reserved] ................................................15
Section 2.29      Foreign Corrupt Practices Act .............................15
Section 2.30      Federal Reserve Regulation ................................15

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
                            AND ADDITIONAL PURCHASERS .......................15

                                   ARTICLE IV

                CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS
                           AND ADDITIONAL PURCHASERS

Section 4.1       Conditions to the Obligations of the Purchasers
                  on the First Closing Date .................................17
                  (a)      Opinion of Company's Counsel .....................17
                  (b)      Representations and Warranties to be
                           True and Correct .................................17
                  (c)      Performance ......................................17
                  (d)      All Proceedings to be Satisfactory ...............17
                  (e)      Supporting Documents .............................17
                  (f)      Charter ..........................................18
                  (g)      Election of Directors ............................18
                  (h)      [Reserved] .......................................18
                  (i)      Key Person Insurance .............................18
                  (j)      Preemptive Rights ................................18
                  (k)      Fees of Purchasers' Counsel ......................18

Section 4.2       Condition to the Obligations of the Additional
                  Purchasers on each Additional Closing Date ................18
                  (a)      Opinion of Company's Counsel .....................19
                  (b)      Representations and Warranties to be
                           True and Correct .................................19
                  (c)      Performance ......................................19
                  (d)      No Adverse Change ................................19
                  (e)      Supporting Documents .............................19

                                   ARTICLE V

                            COVENANTS OF THE COMPANY

Section 5.1       Financial Statements, Reports, Etc. .......................19
Section 5.2       [Reserved] ................................................20
Section 5.3       Reserve for Conversion Shares .............................20
Section 5.4       Corporate Existence .......................................21
Section 5.5       Properties, Business, Insurance ...........................21
Section 5.6       Inspection, Consultation and Advice .......................21
Section 5.7       Restrictive Agreements Prohibited .........................21
Section 5.8       Transactions with Affiliates ..............................22
Section 5.9       Expenses of Directors .....................................22
Section 5.10      Use of Proceeds ...........................................22
Section 5.11      Compensation ..............................................22
Section 5.12      By-laws ...................................................22
Section 5.13      Employee Nondisclosure and Developments Agreements ........22


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

Section 5.14      Activities of Subsidiaries ................................22
Section 5.15      Compliance with Laws ......................................23
Section 5.16      Keeping of Records and Books of Account ...................23
Section 5.17      Change in Nature of Business ..............................23
Section 5.18      Rule 144A Information .....................................23
Section 5.19      Compensation and Audit Committees .........................23
Section 5.20      Termination of Covenants ..................................24

                                   ARTICLE VI

                                 MISCELLANEOUS

Section 6.1       Expenses ..................................................24
Section 6.2       Survival of Representations; Termination of Agreements ....24
Section 6.3       Brokerage .................................................24
Section 6.4       Parties in Interest .......................................25
Section 6.5       Lock-Up Agreement .........................................25
Section 6.6       Notices ...................................................25
Section 6.7       Governing Law .............................................25
Section 6.8       Entire Agreement ..........................................25
Section 6.9       Counterparts ..............................................25
Section 6.10      Amendments ................................................26
Section 6.11      Severability ..............................................26
Section 6.12      Titles and Subtitles ......................................26
Section 6.13      Certain Defined Terms .....................................26

      SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT dated as of August 24, 1998, between StarMedia Network, Inc., a Delaware corporation (the "Company"), and the several purchasers named in the attached Schedule I (individually a "Purchaser" and collectively the "Purchasers").

      WHEREAS, the Company wishes to issue and sell to the Purchasers up to an aggregate of 16,666,667 shares (the "Purchased Shares") of the authorized but unissued Series C Convertible Preferred Stock, $0.001 par value, of the Company (the "Series C Convertible Preferred Stock"); and

      WHEREAS, the Purchasers, severally but not jointly, wish to purchase the number of Purchased Shares set forth below, on the terms and subject to the conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                              THE PURCHASED SHARES

      Section 1.1 Issuance, Sale and Delivery of the Purchased Shares. (a) The Company agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees to purchase from the Company, on the First Closing Date (as hereinafter defined), the number of Purchased Shares set forth opposite the name of such Purchaser under the heading "Number of Purchased Shares" on Schedule I (the aggregate number of such Purchased Shares being hereinafter collectively referred to at times as the "Initial Purchased Shares") in exchange for the amount set forth opposite the name of such Purchaser under the heading "Aggregate Purchase Price for Purchased Shares" (the "Initial Purchase Price").

            (b) The Company may also issue and sell on each Additional Closing Date (as hereinafter defined), on the terms and conditions of this Agreement, up to a number of additional shares of Series C Convertible Preferred Stock equal to (i) 16,666,667 minus (ii) the number of Initial Purchased Shares purchased at the First Closing (the aggregate number of such Purchased Shares sold in accordance with this subsection (b) being hereinafter collectively referred to at times as the "Additional Purchased Shares"), at the price of $4.80 per share (such amount in the aggregate referred to at times as the "Additional Purchase Price"), to one or more additional purchasers (such additional purchasers being hereinafter collectively referred to at times as the "Additional Purchasers"). Any Additional Purchaser who or which purchases any of the Additional Purchased Shares shall, as a condition to his, her or its purchase of Additional Purchased Shares, execute and deliver to the Company a written instrument, substantially in the form attached as Exhibit A (each, a "Counterpart"), by which such Additional Purchaser agrees to become a party hereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser under this Agreement.

      Section 1.2 Closing. Each of the closings of the purchase and sale of Purchased Shares shall take place at the offices of Winthrop, Stimson, Putnam and Roberts, One Battery Park Plaza, New York, New York 10004. The closing for the purchase and sale of the Initial Purchased Shares (the "First Closing") shall be held on August 24, 1998, at 10:00 a.m., New York time, or at such other date and time as may be agreed upon between the applicable Purchasers and the Company (such date and time being called the "First Closing Date"). Each additional closing, if any, for the purchase and sale of the Additional Purchased Shares (each, an "Additional Closing"; each of the First Closing and any Additional Closings being at times referred to herein as a "Closing") shall be at such date and time as may be agreed upon between the Additional Purchasers and the Company (each, an "Additional Closing Date;" each of the First Closing Date and any Additional Closing Date being at times referred to herein as a "Closing Date"), provided that no Additional Closing shall take place later than October 15, 1998.

      At each Closing, the Company shall issue and deliver to each Purchaser or Additional Purchaser participating in such Closing a stock certificate or certificates in definitive form, registered in the name of such Purchaser or Additional Purchaser, representing the Purchased Shares being purchased by it at such Closing. As payment in full for the Purchased Shares being purchased by it on a Closing Date under this Agreement, and against delivery of the stock certificate or certificates therefor as aforesaid, on such Closing Date, each Purchaser and Additional Purchaser shall deliver to the Company the Initial Purchase Price or the Additional Purchase Price, as the case may be, payable by
(i) delivery to the Company of a certified check payable to the order of the Company, (ii) wire transfer to the account of the Company, (iii) delivery to the Company for cancellation of promissory notes issued by the Company, or (iv) any combination of the foregoing.

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Purchasers and any Additional Purchasers that, except as set forth in the Disclosure Schedule attached as
Schedule II (which Disclosure Schedule makes explicit reference to the particular representation or warranty as to which exception is taken, which in each case shall constitute the sole representation and warranty as to which such exception shall apply):

      Section 2.1 Organization, Qualifications and Corporate Power. (a) The Company and each of its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed or qualified would not have material and adverse effect on the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect"). The Company and each of its subsidiaries has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted in the Offering Memorandum of the Company dated June 1998 (the

"Offering Memorandum"), and the Company has the corporate power and authority to execute, deliver and perform this Agreement, to issue, sell and deliver the Purchased Shares and to issue and deliver the shares of Common Stock, $0.001 par value, of the Company ("Common Stock") issuable upon conversion of the Purchased Shares (the "Conversion Shares").

            (b) Except as set forth in the attached Disclosure Schedule, the Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

      Section 2.2 Authorization of Agreements, Etc. (a) The execution and delivery by the Company of this Agreement; the performance by the Company of its obligations hereunder, the issuance, sale and delivery of the Purchased Shares and the issuance and delivery of the Conversion Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of the Company, as amended (the "Charter"), or the By-laws of the Company, as amended, the organizational documents of any subsidiary or any provision of any indenture, agreement or other instrument to which the Company or any of its subsidiaries or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any subsidiary.

            (b) The Purchased Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Series C Convertible Preferred Stock, with no personal liability attaching to the ownership thereof, and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. The Conversion Shares have been duly reserved for issuance upon conversion of the Purchased Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, with no personal liability attaching to the ownership thereof, and except as set forth in the Disclosure Schedule will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. Except as set forth in the Disclosure Schedule, neither the issuance, sale or delivery of the Purchased Shares nor the issuance or delivery of the Conversion Shares is subject to any preemptive right to stockholders of the Company or to any right of first refusal or other right in favor of any person, and all such rights have been exercised or waived by all such persons with respect to the transactions contemplated hereby.

      Section 2.3 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.


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

      Section 2.4 Authorized Capital Stock. The authorized capital stock of the Company consists of (i) 60,000,000 shares of Preferred Stock, $0.001 par value (the "Preferred Stock"), of which 7,330,000 shares have been designated Series A Convertible Preferred Stock, 8,000,000 shares have been designated Series B Convertible Preferred Stock and 16,666,667 shares have been designated Series C Convertible Preferred Stock, and (ii) 100,000,000 shares of Common Stock, $0.001 par value. Immediately prior to the First Closing, (A) 10,392,000 shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof,
(B) 7,330,000 shares of Series A Convertible Preferred Stock will be validly issued and outstanding, fully paid and nonassessable, with no personal liability attached to the ownership thereof, and 8,000,000 shares of Series B Convertible Preferred Stock will be validly issued and outstanding, fully paid and non-assessable, with no personal liability attached to the ownership thereof. An aggregate of 31,996,667 shares of Common Stock has been reserved for issuance upon conversion of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock. An aggregate of 8,000,000 shares of Common Stock (the "Reserved Employee Shares") has been reserved for issuance pursuant to the Company's Stock Option Plan, of which options to purchase 4,210,433 shares have been granted to date. The designations, powers, preferences, rights, qualifications, limitation and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Charter, a copy of which is attached as Exhibit B, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. The equity interests in each of the Company's subsidiaries is set forth in Section 2.1 of the Disclosure Schedule, which interests are validly issued and outstanding and free of all liens, charges, restrictions, claims and encumbrances. Except as set forth in the attached Disclosure Schedule, (i) no person owns of record or is known to the Company to own beneficially any share of Common Stock or Preferred Stock or any equity securities of any of the Company's subsidiaries, (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company or any of its subsidiaries is authorized or outstanding and (iii) there is no commitment by the Company or any of its subsidiaries to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Charter or as set forth in the attached Disclosure Schedule, neither the Company nor any of its subsidiaries has any obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth in the Disclosure Schedule, neither the Company or any of its subsidiaries nor, to the Company's knowledge, without having investigated such matter, any other person is party to any voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company or any of its subsidiaries (whether or not the Company or any of its subsidiaries is a party thereto), and all such rights under any such agreement have been waived or exercised by all such persons with respect to the transactions contemplated hereby. All of the outstanding securities of the Company and its subsidiaries were issued in compliance with all applicable Federal, foreign and state securities laws.

      Section 2.5 Financial Statements. The Company has furnished to the Purchasers and the Additional Purchasers (i) the audited balance sheet of the Company as of December 31,

1997, and the related audited statements of income and stockholders' equity for the year then ended and (ii) the unaudited consolidated balance sheet of the Company as of June 30, 1998 (the "Balance Sheet"), and the related unaudited consolidated statements of income and stockholders' equity for the six months then ended. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except, in the case of the unaudited financial statements, for the absence of footnotes) and fairly present the financial position of the Company and results of operation for and as of the dates set forth therein. Since the date of the Balance Sheet, except as set forth in the attached Disclosure Schedule, (x) there has been no change in the assets, liabilities or financial condition of the Company and its subsidiaries, taken as a whole, from that reflected in the Balance Sheet except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (y) none of the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries, taken as a whole, has been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

      Section 2.6 Events Subsequent to the Date of the Balance Sheet. Since the date of the Balance Sheet, except as set forth in the attached Disclosure Schedule, neither the Company nor any of its subsidiaries has (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Balance Sheet and current liabilities incurred since the date of the Balance Sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged, encumbered or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim,
(vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company and its subsidiaries, taken as a whole,, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.

      Section 2.7 Litigation; Compliance with Law. Except as set forth on the attached Disclosure Schedule, there is no (i) action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its subsidiaries, at law or in equity, or before or by any foreign or domestic Federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, except to the extent that any of the foregoing, if determined adversely to the Company or any of its subsidiaries, would not have a Material Adverse Effect, (ii) arbitration proceeding relating to the Company or any of its subsidiaries pending under collective bargaining agreements or otherwise or
(iii) foreign or domestic governmental inquiry pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its subsidiaries (including without limitation any inquiry as to the qualification of the Company or any of its subsidiaries to hold or receive any license or permit), and there is no basis for any of the foregoing. Neither the Company nor any of its subsidiaries has received any opinion or memorandum or legal advice from foreign or domestic legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, prospects, financial condition, operations, property or affairs. Neither the Company nor any of its subsidiaries is in default with respect to any order, writ, injunction or decree known to or served upon the Company or any of its subsidiaries of any court or of any foreign or domestic Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company or any of its subsidiaries pending, threatened or contemplated against others. The Company and each of its subsidiaries has complied with all foreign and domestic laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, the Company and each of its subsidiaries has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, and the Company and each of its subsidiaries has been operating its business pursuant to and in compliance with the terms of all such permits, licenses and other authorizations, except to the extent that the failure to do any of the foregoing would not have a Material Adverse Effect. There is no existing law, rule, regulation or order, and the Company is not aware of any proposed law, rule, regulation or order, whether foreign or domestic, Federal, state, county or local, which would prohibit or restrict the Company or any of its subsidiaries from, or otherwise materially adversely affect the Company or any of its subsidiaries in, conducting its business in any jurisdiction in which it is now conducting business or in which it proposes to conduct business.

      Section 2.8 Proprietary Information. (a) To the best of the Company's knowledge, no third party has claimed or has reason to claim that any officer or director or other person employed by or engaged by the Company or any of its subsidiaries has (i) violated or may be violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party or
(iii) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from the Company or any of its subsidiaries which suggests that such a claim might be contemplated. To the best of the Company's knowledge, no officer or director or other person employed by or engaged by the Company or any of its subsidiaries has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and to the best of the Company's knowledge, no officer or director or other person employed by or engaged by the Company or any of its subsidiaries has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company or any of its subsidiaries, and the Company has no reason to believe there will be any such employment or violation. To the best of the Company's knowledge, none of the execution or delivery of this Agreement, or the carrying on of the business of the Company or any of its subsidiaries as officers, employees or agents by any officer, director or key employee of the Company or any of its subsidiaries, or the conduct or proposed conduct of the business of the Company or any of its subsidiaries, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

      Section 2.9 Proprietary Rights. Set forth in the Disclosure Schedule is a list of (i) all domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which have been filed, owned by or registered in the name of the Company or any of its subsidiaries, or of which the Company or any of its subsidiaries is a licensor or licensee or in which the Company or any of its subsidiaries has any right, and (ii) all licenses and other agreements with third parties (the "Third Party Licenses") relating to any software, copyrights, technology, know-how or processes that the Company or any of its subsidiaries has licensed or is otherwise authorized by such third parties to use, market, distribute or incorporate into products distributed or services provided by the Company or any of its subsidiaries (such software, technology, know-how and processes being collectively referred to as "Third Party Technology"). The Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know-how, including without limitation the Third Party Technology (collectively, "Intellectual Property") necessary or desirable to the conduct of its business as conducted and as proposed to be conducted, free and clear of all liabilities, charges, liens, pledges, mortgages, restrictions, adverse claims, security interests, rights of others and encumbrances (including, without limitation, distribution rights). The foregoing representation as it relates to Third Party Technology is limited to the Company's interest pursuant to the Third Party Licenses, all of which are valid and enforceable and in full force and effect and which grant the Company such rights to Third Party Technology as are employed in or necessary to the business of the Company as conducted or proposed to be conducted. All of the Company's registered patents, trademarks and copyrights in any of the Company's products and applications therefor, if any, are valid and in full force and effect, and consummation of the transactions contemplated hereby will not alter or impair any such rights. Except as set forth in the attached disclosure schedule, no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company or any of its subsidiaries infringe upon or conflict with, constitute misappropriation of or in any way involve unfair competition with respect to, the asserted rights of any other person under any Intellectual Property, and there is no basis for any such claim (whether or not pending or threatened). Except as set forth in the attached disclosure schedule, no claim is pending or, to the best of the Company's knowledge, threatened to the effect that any such Intellectual Property owned or licensed by the Company or any of its subsidiaries or which the Company or any of its subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or any such subsidiary, and there is no basis for any such claim (whether or not pending or threatened). To the best of the Company's knowledge, all trade secrets developed by and belonging to the Company or any of its subsidiaries which have not been patented have been kept confidential.

      Section 2.10 Title to Properties. Either the Company or its subsidiaries has good, clear and valid title to its properties and assets reflected on the Balance Sheet or acquired by it since the date of the Balance Sheet (other than properties and assets disposed of in the ordinary course of business since the date of the Balance Sheet), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances (including without limitation, easements and licenses), except for liens for or current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company and its subsidiaries, taken as a whole, including, without limitation, the ability of the Company to secure financing using such properties and assets as collateral. To the best of the Company's knowledge, there are no condemnation, environmental, zoning or other land use regulation proceedings, either instituted or planned to be instituted, which would adversely affect the use or operation of the Company's or any of its subsidiaries' properties and assets for their respective intended uses and purposes, or the value of such properties, and the Company has not received notice of any special assessment proceedings which would affect such properties and assets.

      Section 2.11 Leasehold Interests. Each lease or agreement to which the Company or any of its subsidiaries is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement, duly authorized and entered into, without any default of the Company or any of its subsidiaries thereunder and, to the best of the Company's knowledge, without any default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company or any of its subsidiaries under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's or any of its subsidiaries' possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim has been asserted against the Company or any of its subsidiaries adverse to its rights in such leasehold interests.

      Section 2.12 Insurance. The Company and its subsidiaries hold valid policies covering all of the insurance required to be maintained by it under
Section 5.5.

      Section 2.13 Taxes. The Company and each of its subsidiaries has filed all tax returns, Federal, state, foreign, county and local, required to be filed by it, and the Company and each of its subsidiaries has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company and each of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties. The Company and each of its subsidiaries has established adequate reserves for all taxes accrued but not yet payable. All material tax elections of any type which the Company has made as of the date hereof are set forth in the financial statements referred to in
Section 2.5. The Federal income tax returns of the Company have never been audited by the Internal Revenue Service, and the Company's and its subsidiaries' foreign income tax returns have neither been audited or challenged by any foreign tax authority. No deficiency assessment with respect to or proposed adjustment of the Company's or any of its subsidiaries' Federal, state, foreign, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any Federal, state, foreign, county or local taxing authority, outstanding against the assets, properties or business of the Company. Neither the Company nor any of its present or former stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code") that the Company be taxed as an S corporation. The Company's net operating losses for Federal income tax purposes, as set forth in the financial statements referred to in Section 2.5, are not subject to any limitations imposed by Section 382 of the Code and the full amount of such net operating losses are available to offset the taxable income of the Company for the current fiscal year and, to the extent not so used, succeeding fiscal years. Consummation of the transactions contemplated by this Agreement or by any other agreement, understanding or commitment (contingent or otherwise) to which the Company is a party or by which it is otherwise bound will not have the effect of limiting the Company's ability to use such net operating losses in full to offset such taxable income.

      Section 2.14 Other Agreements. Except as set forth in the attached Disclosure Schedule, neither the Company nor any of its subsidiaries is a party to or otherwise bound by any written or oral agreement, instrument, commitment or restriction which individually or in the aggregate could materially adversely affect the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries, taken as a whole. Except as set forth in the attached Disclosure Schedule, neither the Company nor any of its subsidiaries is a party to or otherwise bound by any written or oral:

            (a) distributor, dealer, manufacturer's representative or sales agency agreement which is not terminable on less than ninety (90) days' notice without cost or other liability to the Company or its subsidiaries (except for agreements which, in the aggregate, are not material to the business of the Company or its subsidiaries);

            (b) sales agreement which entitles any customer to a rebate or right of set-off, to return any product to the Company or its subsidiaries after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from the Company's or its subsidiaries' standard form agreements;

            (c) agreement with any labor union (and, to the knowledge of the Company, no organizational effort is being made with respect to any of its employees);

            (d) agreement with any supplier containing any provision permitting any party other than the Company or its subsidiaries to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company or its subsidiaries to meet its obligations under the agreement when due or the occurrence of any other event;

            (e) agreement for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

            (f) agreement for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company or its subsidiaries, except normal severance arrangements and accrued vacation pay;

            (g) bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or other plan, agreement or understanding pursuant to which benefits are provided to any employee of the Company or its subsidiaries (other than group insurance plans which are not self-insured and are applicable to employees generally);

            (h) agreement relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Company or its subsidiaries;

            (i) guaranty of any obligation for borrowed money or otherwise;

            (j) voting trust or agreement, stockholders' agreement, pledge agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of the Company or its subsidiaries;

            (k) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company or its subsidiaries has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

            (l) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities;

            (m) assignment, license or other agreement with respect to any form of intangible property;

            (n) agreement under which it has granted any person any registration rights;

            (o) agreement under which it has limited or restricted its right to compete with any person in any respect;

            (p) other agreement or group of related agreements with the same party involving more than $250,000 or continuing over a period of more than six months from the date or dates thereof (including renewals or extensions optional with another party), which agreement or group of agreements is not terminable by the Company or its subsidiaries without penalty upon notice of thirty (30) days or less, but excluding any agreement or group of agreements entered into by the Company or its subsidiaries in the ordinary course of business; or

            (q) other agreement, instrument, commitment, plan or arrangement, a copy of which would be required to be filed with the Securities and Exchange Commission (the "Commission") as an exhibit to a registration statement on Form S-1 if the Company were registering securities under the Securities Act of 1933, as amended (the "Securities Act").

Any agreement specified in the Disclosure Schedule pursuant to this Section 2.14 is hereinafter referred to as a "Material Agreement". The Company and its subsidiaries, and to the best of the Company's knowledge after due inquiry, each other party thereto have in all material respects performed all the obligations required to be performed by them to date (or such non-performing party has received a valid, enforceable and irrevocable written waiver with respect to its non-performance), have received no notice of default and are not in default (with due notice or lapse of time or both) under any Material Agreement. The Company has no present expectation or intention of not fully performing, or causing any of its subsidiaries to not fully perform, all its obligations under each such Material Agreement, and the Company has no knowledge of any breach or anticipated breach by the other party to any Material Agreement. The Company and its subsidiaries are in full compliance with all of the terms and provisions of their respective organizational documents, as amended.

      Section 2.15 Loans and Advances. Neither the Company nor any of its subsidiaries has any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company or any of its subsidiaries in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company or any of its subsidiaries.

      Section 2.16 Assumptions, Guaranties, Etc. of Indebtedness of Other Persons. Neither the Company nor any of its subsidiaries has assumed, guaranteed, endorsed or otherwise become directly or continently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit in collection in the ordinary course of business.

      Section 2.17 Significant Customers and Suppliers. Except as set forth in the Disclosure Schedule, no customer or supplier which was significant to the Company and its subsidiaries, taken as a whole, during the period covered by the financial statements referred to in Section 2.5 or which has been significant to the Company and its subsidiaries, taken as a whole, thereafter has terminated, materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company or its subsidiaries, as the case may be.

      Section 2.18 Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchasers and the Additional Purchasers set forth in Article III, no registration or filing with, or consent or approval of or other action by, any foreign or domestic Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, the issuance, sale and delivery of the Purchased Shares or the issuance and delivery of the Conversion Shares, other than (i) filings pursuant to Federal and state securities laws (all of which filings have been made by the Company, other than those which are required to be made after any Closing and which will be duly made on a timely basis) in connection with the sale of the Purchased Shares.

      Section 2.19 Disclosure. Neither this Agreement, nor any Schedule or Exhibit to this Agreement, nor the Offering Memorandum, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Purchasers and Additional Purchasers and their counsel in writing and of which the Company is aware which materially and adversely affects or is reasonably likely to materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries, taken as a whole. The financial projections and other estimates contained in the Offering Memorandum were prepared by the Company based on the Company's experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of the Offering Memorandum, believed to be reasonable, but which the Company cannot and does not assure or guarantee the attainment of in any manner. Except as set forth in the Disclosure Schedule, as of the date hereof no facts have come to the attention of the Company which would, in its opinion, require the Company to revise or amplify the assumptions underlying such projections and other estimates or the conclusions derived therefrom.

      Section 2.20 Offering of the Purchased Shares. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Purchased Shares or any security of the Company similar to the Purchased Shares has offered the Purchased Shares or any such similar security for sale to, or solicited any offer to buy the Purchased Shares or any such similar security from, or otherwise approached or negotiated with respect thereto with, any person or persons, and neither the Company nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with the Purchased Shares under the Securities Act or the rules and regulations of the Commission thereunder), in either case so as to subject the offering, issuance or sale of the Purchased Shares or the Conversion Shares to the registration provisions of the Securities Act.

      Section 2.21 Brokers. Except as set forth on the Disclosure Schedule, the Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

      Section 2.22 Officers. Set forth in the Disclosure Schedule is a list of the names of the officers of the Company and each of its subsidiaries, together with the title or job classification of each such person and the total compensation anticipated to be paid to each such person by the Company in 1998. Except as set forth in the Disclosure Schedule, none of such persons has an employment agreement or understanding, whether oral or written, with the Company which is not terminable on notice by the Company without cost or other liability to the Company.

      Section 2.23 Transactions With Affiliates. Except as set forth in the Disclosure Schedule, no director, officer, employee or stockholder of the Company or any of its subsidiaries, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any transaction with the Company or any of its subsidiaries, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by rental of real or personal property from or otherwise requiring payments to any such person or firm, other than employment-at-will arrangements in the ordinary course of business.

      Section 2.24 Employees. Except as set forth on the Disclosure Schedule, each of the officers of the Company and each of its subsidiaries, each key employee and each other employee now employed by the Company and each of its subsidiaries or any consultant retained by the Company or any of its subsidiaries who has access to confidential information of the Company or any of its subsidiaries has executed a nondisclosure agreement substantially in a form previously approved by the counsel to the Purchasers and Additional Purchasers described in Section 6.1 hereof (the "Nondisclosure and Developments Agreement"), and such agreements are in full force and effect. To the best knowledge of the Company, no employee or former employee of the Company or any of its subsidiaries is in violation of any term of any employment contract, patent disclosure agreement, confidentiality agreement or any other contract or agreement relating to the relationship of any such employee with the Company or any of its subsidiaries. No officer or key employee of the Company or any of its subsidiaries has advised the Company or any of its subsidiaries (orally or in writing) that he intends to terminate employment with the Company or any of its subsidiaries. The Company and each of its subsidiaries has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes.

      Section 2.25 U.S. Real Property Holding Corporation. Neither the Company nor any of its subsidiaries is now and or has never been a "United States real property holding corporation", as defined in Section 897(c)(2) of the Code and
Section 1.897-2(b) of the Regulations promulgated by the Internal Revenues Service, and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of such Regulations.

      Section 2.26 Environmental Protection. Neither the Company nor any of its subsidiaries has caused or allowed, or contracted with any party for, the generation, use, transportation, treatment, storage or disposal of any Hazardous Substances (as defined below) in connection with the operation of its business or otherwise. The Company, its subsidiaries, the operation of their respective business, and, to the best knowledge of the Company, any real property that the Company of any of its subsidiaries owns, leases or otherwise occupies or uses (the "Premises"), are in compliance with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws, including, without limitation, any Environmental Laws or orders or directives with respect to any cleanup or remediation of any release or threat of release of Hazardous Substances. Neither the Company nor any if its subsidiaries has received any citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any person arising out of the ownership or occupation of the Premises, or the conduct of its operations, and the Company is not aware of any basis therefor. The Company and each of its subsidiaries has obtained and is maintaining in full force and effect all necessary permits, licenses and approvals required of it by all Environmental Laws applicable to the Premises and the business operations conducted thereon (including operations conducted by tenants on the Premises), and is in compliance with all such permits, licenses and approvals. Neither the Company nor any of its subsidiaries has caused or allowed a release, or a threat of release, of any Hazardous Substance onto, at or near the Premises, and, to the best of the Company's knowledge, neither the Premises nor any property at or near the Premises has ever been subject to a release, or a threat of release, of any Hazardous Substance. For the purposes of this Agreement, the term "Environmental Laws" shall mean any foreign or domestic Federal, state or local law or ordinance or regulation pertaining to the protection of human health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601, et seq., the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Sections 11001, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C Sections 6901, et seq. For purposes of this Agreement, the term "Hazardous Substances" shall include oil and petroleum products, asbestos, polychlorinated biphenyls, urea formaldehyde and any other materials classified as hazardous or toxic under any Environmental Laws.

      Section 2.27 ERISA.

            (a) Except as set forth on the Disclosure Schedule, neither the Company nor any of its subsidiaries, prior to the date of this Agreement, has maintained, adopted or established, contributed to or been required to contribute to, or otherwise participated in or been required to participate in, and, as of the date of this Agreement, has not adopted or established, does not maintain, does not contribute to an is not required to contribute to, and does not otherwise participate in and is not required to participate in,

                  (i) any "employee welfare benefit plan" or "welfare plan" as defined under Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

                  (ii) any "employee pension benefit plan" or "pension plan" as defined under Section 3(2) of ERISA;

                  (iii) any "excess benefit plan" as defined under Section 3(36) of ERISA;

                  (iv) any "multiemployer plan" as such term is defined under
      Section 3(37)(A) of ERISA;

                  (v) any "multiple employer welfare arrangement" as defined under Section 3(40) of ("ERISA");

                  (vi) any plan, fund, program, agreement or arrangement which is unfunded and which is maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as such term is referred to in Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA; or;

                  (vii) any other plan, fund program, agreement of arrangement, whether oral or written, which was or could have been prior to the date of this Agreement, or which is or could be as of the date of this Agreement, subject to any of the provisions of ERISA or the Code or any foreign law, statute or regulation analogous thereto;

            (b) Neither the Company nor any of its subsidiaries has committed itself, orally or in writing, to create, establish, adopt, maintain or participate in any plan, fund, program, agreement or arrangement described in paragraph (a) hereof. In addition, except as disclosed in the Disclosure Schedule, neither the Company nor any of its subsidiaries has committed itself, orally or in writing, to provide or to cause to be provided any severance, salary continuation, termination, disability, death, retirement, health or medical benefit, or similar benefit to any person (including, without limitation, any former or current employee).

            (c) Notwithstanding anything else set forth herein, except as set forth in the Disclosure Schedule, there exists no condition or set of circumstances which has resulted in, or which could result in the imposition of liability under ERISA, the Code, or other applicable law with respect to any plan, fund, program agreement or arrangement described in paragraph (a) of this
Section 2.

      Section 2.28 [Reserved]

      Section 2.29 Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries has taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder. To the best of the Company's knowledge, there is not now, and there has never been, any employment by the Company or any of its subsidiaries of, or beneficial ownership in the Company or any of its subsidiaries by, any governmental or political official in any country in the world.

      Section 2.30 Federal Reserve Regulation. Neither the Company nor any of its subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin securities (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Purchased Shares will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
                            AND ADDITIONAL PURCHASERS

      Each Purchaser and Additional Purchaser, severally and not jointly, represents and warrants to the Company that:

            (a) such Purchaser or Additional Purchaser, if not a natural person, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and, whether or not a natural person, has the power and authority (and if a natural person, the legal capacity and competence) to execute, deliver and perform its duties and obligations under this Agreement, and to purchase the Purchased Shares being purchased by it hereunder;

            (b) the execution and delivery by such Purchaser or Additional Purchaser of this Agreement, the performance by such Purchaser or Additional Purchaser of its obligations hereunder, and the purchase of the Purchased Shares have been duly authorized by all requisite organizational action;

            (c) this Agreement has been duly executed and delivered by such Purchaser or Additional Purchaser and constitutes the legal, valid and binding obligation of such Purchaser or Additional Purchaser, enforceable in accordance with its terms;

            (d) such Purchaser or Additional Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Purchased Shares;

            (e) such Purchaser or Additional Purchaser has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

            (f) such Purchaser or Additional Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

            (g) such Purchaser or Additional Purchaser is acquiring the Purchased Shares being purchased by it hereunder (and the Conversion Shares relating thereto) for its own account, not as a nominee or agent, for the purpose of investment and not with a view to the resale or distribution of any part thereof, and such Purchaser or Additional Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of such Purchased Shares or Conversion Shares;

            (h) such Purchaser or Additional Purchaser understands that (i) the Purchased Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 506 promulgated under the Securities Act, (ii) the Purchased Shares and, upon conversion thereof, the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Purchased Shares and the Conversion Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect;

            (i) if such Purchaser or Additional Purchaser sells any Conversion Shares pursuant to Rule 144A promulgated under the Securities Act, it will take all necessary steps in order to perfect the exemption from registration provided thereby, including (i) obtaining on behalf of the Company information to enable the Company to establish a reasonable belief that the purchaser is a qualified institutional buyer and (ii) advising such purchaser that Rule 144A is being relied upon with respect to such resale; and

            (j) if such Purchaser or Additional Purchaser (or if such Purchaser or Additional Purchaser is a trust, any beneficiary thereof) is not a citizen or resident of the United States or Canada, or any state, territory or possession thereof, or a corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing, the consummation of the transactions contemplated hereby, including, without limitation, the purchase of the Purchased shares to be purchased by it hereunder, shall not violate any applicable securities or other laws of such Purchaser's or Additional Purchaser's jurisdiction, and such Purchaser or Additional Purchaser is aware of and satisfied with (i) any foreign exchange restrictions applicable to such purchase, (ii) any governmental or other consents which may need to be obtained by it, and (iii) the income and other tax consequences, if any, in each case which may be relevant to the purchase, holding, redemption, sale or transfer of such Purchased Shares and the related Conversion Shares.

                                   ARTICLE IV

                CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS
                           AND ADDITIONAL PURCHASERS

      Section 4.1 Conditions to the Obligations of the Purchasers on the First Closing Date. The obligation of each Purchaser to purchase and pay for the Initial Purchased Shares being purchased by it on the First Closing Date is, at its option, subject to the satisfaction, on or before the First Closing Date, of the following conditions:

            (a) Opinion of Company's Counsel. The Purchasers shall have received from Winthrop, Stimson, Putnam & Roberts, counsel for the Company, an opinion dated the First Closing Date, in form and scope satisfactory to the Purchasers and their counsel, to the effect set forth in Exhibit C hereto.

            (b) Representations and Warranties to be True and Correct. The representations and warranties contained in Article II shall be true, complete and correct on and as of the First Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President and Treasurer of the Company shall have certified to such effect to the Purchasers in writing.

            (c) Performance. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the First Closing Date, and the President and Treasurer of the Company shall have certified to the Purchasers in writing to such effect and to the further effect that all of the conditions set forth in this Article IV have been satisfied.

            (d) All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

            (e) Supporting Documents. The Purchasers and their counsel shall have received copies of the following documents:

                  (i) (A) the Charter, certified as of a recent date by the Secretary of State of the State of Delaware, (B) a certificate of said Secretary, dated as of a recent date, as to the due incorporation and good standing of the Company, the payment of all excise taxes by the Company and listing all documents of the Company on file with said Secretary and (C) a certificate of the Secretary of State of the State of New York, dated as of a recent date, as to the good standing of the Company in such state.

                  (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the First Closing Date and certifying: (A) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement, the issuance, sale and delivery of the Purchased Shares and the reservation, issuance, sale and delivery of the Conversion Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby; (C) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and (D) to the incumbency and specimen signature of each officer of the Company executing this Agreement, the stock certificates representing the Purchased Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii); and

                  (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel reasonably may request.

            (f) Charter. The Charter shall read in its entirety as set forth in Exhibit B.

            (g) Election of Directors. The number of directors constituting the entire Board of Directors shall have been fixed at seven and the following persons shall have been elected as the directors and shall each hold such position as of the First Closing Date: Fernando Espuelas, Jack Chen, Fred Wilson, Susan Segal, Gerardo Rosenkranz and Christopher Linen.

            (h) [Reserved]

            (i) Key Person Insurance. Key Person Insurance in an amount equal to $2,000,000 on the life of each Founder (as each such term is defined in Section 5.5) shall be in full force and effect on the First Closing Date.

            (j) Preemptive Rights. All stockholders of the Company having any preemptive, first refusal or other rights with respect to the issuance of the Purchased Shares or the Conversion Shares shall have exercised or irrevocably waived the same in writing.

            (k) Fees of Purchasers' Counsel. The Company shall have paid in accordance with Section 6.1, the fees and disbursements of Purchasers' counsel invoiced at the First Closing.

      All such documents shall be reasonably satisfactory in form and substance to the Purchasers and their counsel.

      Section 4.2 Condition to the Obligations of the Additional Purchasers on each Additional Closing Date. The obligation of each Additional Purchaser to purchase and pay for the Additional Purchased Shares being purchased by it on each Additional Closing Date is, at its option, subject to the satisfaction, on or before each Additional Closing Date, of the following conditions:

            (a) Opinion of Company's Counsel. The Additional Purchasers shall have received from Winthrop, Stimson, Putnam & Roberts, counsel for the Company, an opinion, dated each Additional Closing Date, in form and scope satisfactory to the Additional Purchasers and their counsel, to the effect set forth in Exhibit C hereto (except that for purposes hereof, references therein to the First Closing Date shall be deemed to be references to each Additional Closing Date).

            (b) Representations and Warranties to be True and Correct. The representations and warranties contained in Article II shall be true, complete and correct on and as of each Additional Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the President and Treasurer of the Company shall have certified to such effect to the Additional Purchasers in writing.

            (c) Performance. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at each Additional Closing Date, and the President and Treasurer of the Company shall have certified to the Additional Purchasers in writing to such effect and to the further effect that all of the conditions set forth in Section 4.1 and Section 4.2 have been satisfied.

            (d) No Adverse Change. The Company's business and assets shall not have been adversely affected in any material respect prior to each Additional Closing Date.

            (e) Supporting Documents. The Additional Purchasers and their counsel shall have received copies of the documentation described in
      Section 4.1(e), except that all documents required in clause (ii) therein to have been dated as of the First Closing Date shall be dated as of each Additional Closing Date.

All such documents shall be satisfactory in form and substance to the Additional Purchasers and their counsel.

                                   ARTICLE V

                            COVENANTS OF THE COMPANY

      The Company covenants and agrees with each of the Purchasers and Additional Purchasers that:

      Section 5.1 Financial Statements, Reports, Etc. Until the consummation of an underwritten public offering of the Company's Common Stock conducted by a nationally recognized reputable underwriter that results in net proceeds to the Company of at least $30 million and at a price per share of at least $7.00 (as adjusted for stock splits, combinations and the like) (a "Qualified Public Offering"), the Company shall furnish to each Purchaser and

Additional Purchaser that purchased hereunder and which continues to hold at least 666,667 Purchased Shares:

            (a) within ninety (90) days after the end of each fiscal year of the Company a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with generally accepted accounting principles and certified by a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company;

            (b) within forty-five (45) days after the end of each of the first three quarters in each fiscal year, a consolidated balance sheet of the Company and its subsidiaries, if any, and the related consolidated statements of income, stockholders' equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles and certified by the Chief Financial Officer of the Company, such consolidated balance sheet to be as of the end of such quarter and such consolidated statements of income, stockholders' equity and cash flows to be for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, in each case with comparative statements for the prior fiscal year;

            (c) at the time of delivery of each annual financial statement pursuant to Section 5.1(a), a certificate executed by the Chief Financial Officer of the Company stating that such officer has caused this Agreement and the Series A, Series B and Series C Convertible Preferred Stock to be reviewed and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or the Series A, Series B or Series C Convertible Preferred Stock or, if such officer has such knowledge, specifying such default and the nature thereof;

            (d) promptly following receipt by the Company, each accountants management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries;

            (e) promptly after the Company learns of the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries of the type described in Section 2.7 that could materially adversely affect the Company or any of its subsidiaries, if any; and

            (f) promptly upon sending, making available or filing the same, all reports and financial statements that the Company sends or makes available to its stockholders or files with the Commission.

      Section 5.2 [Reserved]

      Section 5.3 Reserve for Conversion Shares. The Company shall at all times keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Purchased Shares and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Purchased Shares from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Purchased Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will use its best efforts to obtain any authorization, consent, approval or other action by, and will make any filing with, any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Purchased Shares.

      Section 5.4 Corporate Existence. The Company shall maintain and, except as otherwise permitted by Section 5.17 cause each of its subsidiaries (if any) to maintain their respective corporate existence, rights and franchises in full force and effect.

      Section 5.5 Properties, Business, Insurance. The Company shall maintain and cause each of its subsidiaries (if any) to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient. The Company shall also maintain in effect its current "key person" life insurance policies, payable to the Company (the "Key Person Insurance"), on the lives of Fernando Espuelas and Jack Chen (so long as they remain employees of the Company) (collectively, the "Founders"), in the amount of $2,000,000 each, and use its best efforts to obtain not later than November 15, 1998, and thereafter maintain in effect, Key Person Insurance on the lives of the Founders (so long as they remain employees of the Company), in the amount of $5,000,000 each. The Company shall not cause or permit any assignment or change in beneficiary and shall not borrow against any such policy. If requested by Purchasers holding at least a majority of the outstanding Preferred Stock, the Company will add one designee of the Purchasers as a notice party for each such policy and shall request that the issuer of each policy provide such designee with ten (10) days' notice before such policy is terminated (for failure to pay premiums or otherwise) or assigned or before any change is made in the beneficiary thereof.

      Section 5.6 Inspection, Consultation and Advice. The Company shall permit and cause each of its subsidiaries (if any) to permit each Purchaser which has purchased hereunder and continues to hold at least 3,125,000 Purchased Shares and which covenants to preserve the confidentiality of the Company's proprietary information and its agents and representatives, at such Purchaser's expense, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Purchaser and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice.

      Section 5.7 Restrictive Agreements Prohibited. Neither the Company nor any of its subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of either this Agreement or the Charter.

      Section 5.8 Transactions with Affiliates. Except for transactions contemplated by this Agreement or as otherwise approved by the Board of Directors, neither the Company nor any of its subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person's employment.

      Section 5.9 Expenses of Directors. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

      Section 5.10 Use of Proceeds. The Company shall use the proceeds from the sale of the Purchased Shares for working capital and for such other purposes as may be approved by the Board of Directors of the Company.

      Section 5.11 Compensation. The Company shall not pay to its management compensation in excess of that compensation customarily paid to management in companies of similar size, of similar maturity, and in similar businesses without the unanimous written consent of the members of the Compensation Committee of the Company's Board of Directors.

      Section 5.12 By-laws. The Company shall at all times cause its By-laws to provide that, (a) unless otherwise required by the laws of the State of Delaware, (i) any two directors and (ii) any holder or holders of at least 8,500,000 shares of Preferred Stock shall have the right to call a meeting of the Board of Directors or stockholders and (b) the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of the Preferred Stock as set forth in the Charter. The Company shall at all times maintain provisions in its By-laws and/or Charter indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

      Section 5.13 Employee Nondisclosure and Developments Agreements. The Company shall use its best efforts to obtain, and shall cause its subsidiaries (if any) to use their best efforts to obtain, an Employee Nondisclosure and Developments Agreement from all future officers, key employees and other employees who will have access to confidential information of the Company or any of its subsidiaries, upon their employment by the Company or its subsidiaries, and, within 30 days following the Closing Date, from all current employees who have not previously provided such agreement.

      Section 5.14 Activities of Subsidiaries. The Company will not (a) organize or acquire any entity that is a subsidiary unless such subsidiary is wholly-owned (directly or indirectly) by the Company (other than qualifying shares owned by nominees to the extent required by the jurisdiction in which such subsidiary shall be domiciled), (b) permit any subsidiary to consolidate or merge into or with or sell or transfer all or substantially all its assets, except that any subsidiary may (i) consolidate or merge into or with or sell or transfer assets to any other subsidiary, or (ii) merge into or sell or transfer assets to the Company, (c) sell or otherwise transfer any shares of capital stock of any subsidiary, except to the Company or another subsidiary, or permit any subsidiary to issue, sell or otherwise transfer any shares of its capital stock or the capital stock of any subsidiary, except to the Company or another subsidiary, or (d) permit any subsidiary to pay any dividend or make any distribution on, any shares of its stock, except for dividends or other distributions payable to the Company or another subsidiary, in each case without the approval of a majority vote of the Board of Directors which majority must include at least one director not designated by the holders of Common Stock.

      Section 5.15 Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

      Section 5.16 Keeping of Records and Books of Account. The Company shall keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries regarding its transactions will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

      Section 5.17 Change in Nature of Business. The Company shall not make, or permit any subsidiary to make, any material change in the nature of its business as set forth in the Offering Memorandum.

      Section 5.18 Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, provide in writing, upon the written request of any Purchaser or Additional Purchaser or a prospective buyer of Purchased Shares or shares of Common Stock issued upon conversion of the Preferred Stock ("Conversion Stock") from any Purchaser or Additional Purchaser, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act ("Rule 144A Information"). The Company also shall, upon the written request of any Purchaser or Additional Purchaser, cooperate with and assist such Purchaser or Additional Purchaser or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Preferred Stock or Conversion Stock, as the case may be, for trading through PORTAL. The Company's obligations under this Section 5.21 shall at all times be contingent upon the relevant Purchaser's or Additional Purchaser's obtaining from the prospective buyer of Purchased Shares or Conversion Shares a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a person who will assist such buyer in evaluating the purchase of any Purchased Shares or Conversion Shares.

      Section 5.19 Compensation and Audit Committees. The Company shall maintain a Compensation Committee and an Audit Committee of the Board of Directors, each of which shall consist of two non-management directors and which currently consist of Fred Wilson and Christopher Linen on the Compensation Committee and Gerardo Rosenkranz and Fred Wilson on the Audit Committee. No increase in compensation, bonuses or other remuneration shall be paid to, and no capital stock or options to acquire capital stock of the Company shall be issued or granted to, any director or executive officer of the Company or any of its subsidiaries, without the approval of the Compensation Committee. No employee stock option plan, employee stock purchase plan, employee restricted stock plan or other employee stock plan shall be established without the approval of the Compensation Committee. The Audit Committee shall select (subject to the approval of the Board of Directors) and provide instructions to the Company's auditors and shall approve the Company's annual audit prior to its issuance each year.

      Section 5.20 Termination of Covenants. The covenants contained in this
Article V will terminate and be of no further force or effect upon the earlier of (i) the date of a Qualified Public Offering and (ii) the date on which at least 2,700,000 Conversion Shares have been sold in one or more public offerings.

                                   ARTICLE VI

                                 MISCELLANEOUS

      Section 6.1 Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated; provided, however, that if there shall be a Closing, the Company shall pay the reasonable fees of the Purchasers' and Additional Purchasers' special counsel, Kalow, Springut & Bressler, in connection with such transactions, in an aggregate amount not to exceed $75,000, and any subsequent amendment, waiver, consent or enforcement thereof, and all related disbursements incurred by such counsel.

      Section 6.2 Survival of Representations; Termination of Agreements. All covenants, agreements, representations and warranties made in this Agreement or in any certificate or instrument delivered to the Purchaser or Additional Purchasers pursuant to or in connection with this Agreement, shall survive the execution and delivery hereof, the issuance, sale and delivery of the Purchased Shares, and the issuance and delivery of the Conversion Shares (i) in the case of covenants and agreements, an indefinite period of time (subject to the provisions of Section 5.20 hereof), and (ii) in the case of representations and warranties, for a period of five (5) years, and all statements contained in any certificate or other instrument delivered by the Company hereunder or in connection herewith shall be deemed to constitute representations and warranties made by the Company.

      Section 6.3 Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party, other than as described in Section 2.21 of the Disclosure Schedule. If the party to be indemnified shall be a Purchaser or Additional Purchaser, then such indemnification shall include, without limitation, losses which may be suffered as a result of diminution in value of such Purchasers' or Additional Purchasers' investment hereunder.

      Section 6.4 Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

      Section 6.5 Lock-Up Agreement. Each Purchaser and Additional Purchaser and its successors and assigns will agree, to the extent reasonably requested by any underwriter of securities of the Company in connection with an initial public offering of the Company's Common Stock, to enter into an agreement consistent with then market practice for major bracket underwriters not to sell or otherwise transfer or dispose of any shares of Common Stock for such period of time (not to exceed 180 days) following the effective date of a registration statement of the Company filed under the Securities Act, which agreement shall also bind the Founders, executive officers, directors, and other shareholders on terms and conditions substantially similar to those which shall apply to the Purchasers and Additional Purchasers and said successors and assigns.

      Section 6.6 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

            (a) if to the Company, to it at StarMedia Network, Inc., 29 West 36th Street, 5th Floor, New York, New York 10018, Attention: President, with a copy to Justin K. Macedonia, Esq., Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, NY 10004;

            (b) if to any Purchaser, at the address of such Purchaser set forth in Schedule I, with a copy to Jay S. Rand, Esq., Kalow, Springut & Bressler, 488 Madison Avenue, New York, New York 10022; and

            (c) if to any Additional Purchaser, at the address of such Additional Purchaser set forth on the Counterpart, with a copy to Jay S. Rand, Esq., Kalow, Springut & Bressler, 488 Madison Avenue, New York, New York 10022;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

      Section 6.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      Section 6.8 Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

      Section 6.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section 6.10 Amendments. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the holders of a majority of the outstanding shares of Common Stock issued or issuable upon conversion of the Purchased Shares.

      Section 6.11 Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

      Section 6.12 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

      Section 6.13 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            (a) "person" shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government or any agency or political subdivision thereof, or other entity.

            (b) "subsidiary" shall mean, as to the Company, any corporation of which more than 50% of the outstanding stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its subsidiaries, or by the Company and one or more of its subsidiaries.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                STARMEDIA NETWORK, INC.


                                By: /s/ Jack Chen
                                    -------------------------------------------
                                Name:  Jack Chen
                                Title: President


                                Purchasers named in Schedule I
                                to the Purchase Agreement:

                                THE FLATIRON FUND 1998/99, LLC


                                By:  /s/ Fred Wilson
                                    -------------------------------------------
                                Name: Fred Wilson
                                Title: Managing Member


                                CHASE VENTURE CAPITAL ASSOCIATES, L.P.

                                By: Chase Capital Partners, its General Partner


                                By: /s/ Brian J. Richmand
                                    -------------------------------------------
                                Name: Brian J. Richmand
                                Title: General Partner


                                NEW YORK CITY INVESTMENT FUND, LLC


                                By: /s/ [ILLEGIBLE]
                                    -------------------------------------------
                                Name:
                                Title: President & CEO


                                FLATIRON ASSOCIATES, LLC

                                By: Flatiron Partners, LLC, Manager


                                By: /s/ Fred Wilson
                                    -------------------------------------------
                                Name: Fred Wilson
                                Title: Managing Member

                          AURORA INVESTMENT LLC


                          By: /s/ [ILLEGIBLE]
                              ------------------------------------
                          Name:
                          Title:


                          THE PYRAMID TRUST


                          By: /s/ Gerardo Rosenkranz
                              ------------------------------------
                          Name: Gerardo Rosenkranz
                          Title: Trustee


                          CARAMIA LLC


                          By: /s/ Fay Holleschultz
                              ------------------------------------
                          Name: Fay Holleschultz
                          Title: Asst. Secretary


                          THE GRAPA TRUST


                          By: /s/ Dr. Roberto P. Rosenkranz
                          ------------------------------------
                          Name: Dr. Roberto P. Rosenkrantz
                          Title: Trustee


                          THE PAPAGENO TRUST


                          By: /s/ Ricardo T. Rosenkranz, M.D.
                             ------------------------------------
                          Name: Ricardo T. Rosenkranz
                          Title: Trustee

                           /s/ William L. Asmundson
                          ----------------------------------------
                          By: Rockefeller & Co., Inc., as Attorney-in-Fact
                          Name: William L. Asmundson
                          Title: Authorized Signatory


                              --------------------------------------------
                                           David Rockefeller


                                       /s/ Gerardo Rosenkranz
                              ----------------------------------------
                                         Gerardo Rosenkranz

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser* thereunder.

                                     WARBURG, PINCUS EQUITY PARTNERS, L.P.


                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------
                                         Name:
                                         Title:


                                     WARBURG, PINCUS VENTURE INTERNATIONAL, L.P.


                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------
                                         Name:
                                         Title:

ADDRESS:

466 Lexington Avenue
New York, NY 10017-3147

APPROVED AND AGREED:
STARMEDIA NETWORK, INC.


By: /s/ Jack Chen
    ---------------------------------
    Name:  JACK CHEN
    Title: PRESIDENT

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          3,125,000                 $15,000,000

----------

* Warburg, Pincus Equity Partners, L.P. and Warburg Pincus Venture International, L.P. shall be deemed an Additional Purchaser for all purposes under the Series C Convertible Preferred Stock Purchase Agreement and any entered documents.

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:

                                        PLATINUM VENTURE PARTNERS II, L.P.


                                        /s/ Michael A. Santer
                                        ----------------------------------
                                        Signature

                                        MICHAEL A. SANTER
                                        ----------------------------------
                                        Print Name:

ADDRESS:

1815 South Meyers Road
---------------------------
Oakbrook Terrace, IL 60181
---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          208,333                   $1,000,000

                            STARMEDIA NETWORK, INC.

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ [ILLEGIBLE]
                                        ----------------------------------
                                        Signature

                                        ESRU Investments LLC
                                        ----------------------------------
                                        Print Name:

ADDRESS:

9 East Loockerman Street
---------------------------
Dover, Delaware 19901
---------------------------
U S A
---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          476,190                  US$2,285,712

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:

                                        New Crussol Holdings Inc.


                                        /s/ Artur Peixoto
                                        ----------------------------------
                                        Signature

                                        Artur Peixoto
                                        ----------------------------------
                                        Print Name:

ADDRESS:


---------------------------

---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          476,190                   $2,285,712

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ [ILLEGIBLE]
                                        ----------------------------------
                                        Signature

                                        Rosewood Ventures Ltd
                                        ----------------------------------
                                        Print Name:

ADDRESS:


---------------------------

---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          476,190                   $2,285,712

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ [ILLEGIBLE]
                                        ----------------------------------
                                        Signature

                                        Integrity Holdings Ltd.
                                        ----------------------------------
                                        Print Name:

ADDRESS:


---------------------------

---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          634,923                   $3,047,632

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ Robert K. Hamshaw
                                        ----------------------------------
                                        Signature ROBERT K. HAMSHAW

                                        /s/ Nicolas Berggruen
                                        ----------------------------------
                                        Print Name: NICOLAS BERGGRUEN

                                        For:    Brentwood Corporation
                                                Apartado 87-2106, Zona 7
                                                Panama, Republica de Panama

ADDRESS:


---------------------------

---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          634,920                   $3,047,616

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ [ILLEGIBLE]
                                        ----------------------------------
                                        Signature

                                        JEMIAK LTD.
                                        ----------------------------------
                                        Print Name:

ADDRESS:

---------------------------

---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          634,920                   $3,047,616

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION

                                        /s/ Tony J. Pantuso
                                        ----------------------------------
                                        Signature

                                        Tony J. Pantuso
                                        ----------------------------------
                                        Print Name:

ADDRESS:

---------------------------

---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

        1,041,667                   $5,000,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ Terry F. Otter
                                        ----------------------------------
                                        Signature

                                        Terry F. Otter
                                        ----------------------------------
                                        Print Name: [ILLEGIBLE]

ADDRESS:


Bayview Investors, Ltd
---------------------------
[ILLEGIBLE]
---------------------------
[ILLEGIBLE]
---------------------------
[ILLEGIBLE]
---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

           20,833                    $100,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        Chacallit Associates

                                        /s/ Richard Beattie, General Partner
                                        ----------------------------------
                                        Signature

                                        Richard Beattie
                                        ----------------------------------
                                        Print Name:

ADDRESS:

Chacallit Associates
---------------------------
P.O. Box 1047
---------------------------
Washington, CT 06793-0047
---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

           20,833                    $100,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ E. John Rice Jr.
                                        ----------------------------------
                                        Signature

                                        E. John Rice Jr.
                                        ----------------------------------
                                        Print Name:

ADDRESS:

770 [ILLEGIBLE] Island Dr.
---------------------------
# 610
---------------------------
Miami, FL 33131
---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

           18,750                    $90,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ David Lanter
                                        ----------------------------------
                                        Signature

                                        DAVID LANTER
                                        ----------------------------------
                                        Print Name:

ADDRESS:

7306 PETER PLACE
---------------------------
McLEAN, VA 22102
---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

           20,833                    $100,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ William T. End
                                        ----------------------------------
                                        Signature

                                        William T. End
                                        ----------------------------------
                                        Print Name:

ADDRESS:

34 CASTLE RD
---------------------------
P.O. Box 339
---------------------------
S. Freeport, ME
---------------------------
                  04078
---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          10,417                     $50,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ Eric D. Mullins
                                        ----------------------------------
                                        Signature

                                        Eric D. Mullins
                                        ----------------------------------
                                        Print Name:

ADDRESS:

3350 Parkwood Dr.
---------------------------
Houston, TX
---------------------------
                  77021
---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

           8,333                     $40,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ David C. Bowen
                                        ----------------------------------
                                        Signature

                                        David C. Bowen
                                        ----------------------------------
                                        Print Name:

ADDRESS:

323 Sterling Pl.
---------------------------
Brooklyn, NY 11238
---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

            5,208                     $25,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ Darryl E. Wash
                                        ----------------------------------
                                        Signature

                                        Darryl E. Wash
                                        ----------------------------------
                                        Print Name:

ADDRESS:

61 West 62nd #9D
---------------------------
New York, NY 10023
---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

           4,167                     $20,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ Salek Brodsky
                                        ----------------------------------
                                        Signature

                                        Salek Brodsky
                                        ----------------------------------
                                        Print Name:

ADDRESS:

5 E. 22nd St.
---------------------------
Apt. 4s
---------------------------
New York, NY 10010
---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

           3,125                      $15,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ Roszell Mack III
                                        ----------------------------------
                                        Signature

                                        Roszell Mack III
                                        ----------------------------------
                                        Print Name:

ADDRESS:

155 West 70th St. #7G
---------------------------
NY, NY 10023
---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

           2,000                      $9,600

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ Jesse Hertzburg
                                        ----------------------------------
                                        Signature

                                        Jesse Hertzburg
                                        ----------------------------------
                                        Print Name:

ADDRESS:

105 50th St.
---------------------------
Virgina Beach, VA 23451
---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

           2,000                      $9,600

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ Cindy Loren Lupatkin
                                        ----------------------------------
                                        Signature

                                        Cindy Loren Lupatkin
                                        ----------------------------------
                                        Print Name:

ADDRESS:

151 EAST 31st St.
---------------------------
Apt 12C
---------------------------
New York, NY 10016
---------------------------
USA
---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

            417                       $2,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:

                   -----------
                     LEGAL OK           /s/ Diane R. Labrador
                   -----------          ----------------------------------
                   TUR 9/24/98          Signature
                   -----------
                                        Diane R. Labrador
                                        ----------------------------------
                                        Print Name:

ADDRESS:

---------------------------

---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

         625,000                    $3,000,000

                  Intel/StarMedia -- Stock Purchase Agreement

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ Albert S. Waxman
                                        ----------------------------------
                                        Signature

                                        Albert S. Waxman, PhD
                                        ----------------------------------
                                        Print Name:

ADDRESS:


---------------------------

---------------------------

---------------------------

---------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          208,333                   $1,000,000

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        MORGAN STANLEY DEAN WITTER EQUITY
                                        FUNDING, INC.

                                        /s/ David R. Powers
                                        ----------------------------------
                                        Signature

                                        David R. Powers
                                        ----------------------------------
                                        Print Name:

ADDRESS:

c/o Morgan Standley Dean Witter
-------------------------------
1585 Broadway
-------------------------------
36th Floor
-------------------------------
New York, NY 10036
-------------------------------
Attn: David Powers


         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          208,333                   $999,998.40

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser thereunder.

                                        ADDITIONAL PURCHASER:


                                        /s/ Tracy Leeds
                                        ----------------------------------
                                        Signature

                                        Tracy Leeds
                                        ----------------------------------
                                        Print Name:

ADDRESS:

927 Broadway
-------------------------------
New York, NY
-------------------------------
                  10010
-------------------------------

-------------------------------

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          28,918                    $138,798.40

                     COUNTERPART SIGNATURE PAGE TO SERIES C
                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT
                          DATED AS OF AUGUST 24, 1998

      IN WITNESS WHEREOF, the undersigned has executed this counterpart signature page to the Series C Convertible Preferred Stock Purchase Agreement dated as of August 24, 1998, intending to become a party thereto, and be bound by the obligations of, and entitled to the benefits of, an Additional Purchaser* thereunder.

                                     WARBURG, PINCUS EQUITY PARTNERS, L.P.


                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------
                                         Name:
                                         Title:

                                     WARBURG, PINCUS VENTURE INTERNATIONAL, L.P.

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------
                                         Name:
                                         Title:

ADDRESS:

466 Lexington Avenue
New York, NY 10017-3147

APPROVED AND AGREED:
STARMEDIA NETWORK, INC.


By: /s/ Jack Chen
    ---------------------------------
    Name:  JACK CHEN
    Title: PRESIDENT

         Number of                   Aggregate
      Purchased Shares          Purchase Price for
      to be Purchased            Purchased Shares
      ----------------          ------------------

          1,635,417                 $7,850,000

----------

* Warburg, Pincus Equity Partners, L.P. and Warburg Pincus Venture International, L.P. shall be deemed as Additional Purchaser for all purposes under the Series C Convertible Preferred Stock Purchase Agreement and any entered documents.

                                   SCHEDULE I

                                   Purchasers

                                             Number of          Aggregate
Name and                                 Purchased Shares   Purchase Price for
Address of Purchaser                     to be Purchased     Purchased Shares
--------------------                     ----------------   ------------------

Chase Venture Capital Associates, L.P.      3,750,000        $18,000,000
380 Madison Avenue, 12th floor
New York, NY 10017
Attn: Mr. I. Robert Greene

The Flatiron Fund 1998/99, LLC                416,667        $ 2,000,000
257 Park Avenue South
New York, NY 10010
Attn: Mr. Fred Wilson

Flatiron Associates, LLC                       41,667        $   200,000
257 Park Avenue South
New York, NY 10010
Attn: Mr. Fred Wilson

New York City Investment Fund, LLC            156,250        $   750,000
One Battery Park Plaza
New York, NY 10004
Attn: Janice Roberts

Aurora Investments LLC                      1,250,000        $ 6,000,000
c/o Kohlberg Kravis Roberts & Co.
9 West 57th Street, Suite 4200
New York, NY 10019

David Rockefeller                             416,667        $ 2,000,000
Rockefeller & Co.
30 Rockefeller Plaza
New York, NY 10112

Gerardo Rosenkranz                             20,833        $   100,000
60 Arch Street
Greenwich, CT 06830

The Pyramid Trust                              20,833        $   100,000
60 Arch Street
Greenwich, CT 06830

Caramia LLC                                    20,833        $   100,000
110 East 59th Street, 29th Floor
New York, NY 10021
Attn: Fay Holloschutz

The Grapa Trust                                20,833        $   100,000
110 East 59th Street, 29th Floor
New York, NY 10021
Attn: Fay Holloschutz

The Papageno Trust                             20,833        $   100,000
1200 N. Lakeshore Drive #1002
Chicago, IL 60610

                                            ---------        -----------
TOTAL:                                      6,135,416        $29,450,000

                                  SCHEDULE II

                              Disclosure Schedule

Section 2.1

The Company maintains ownership in the following corporations:

StarMedia Network Americas Sociedad Anonima Financera de Inversion (SAFI) an Uruguayan corporation owned 100% by StarMedia Network, Inc. (US).

StarMedia Chile Sociedad de Responsabilidad Limitada (SRL), a Chilean corporation owned 99% by StarMedia Network, Inc. (US) and 1% by StarMedia Network Americas SAFI (Uruguay).

StarMedia Argentina Sociedad de Responsabilidad Limitada (SRL), an Argentine corporation owned 99% by StarMedia Network, Inc. (US) and 1% by StarMedia Network Americas SAFI (Uruguay).

StarMedia Colombia Sociedad de Responsabilidad Limitada (SRL), a Colombian corporation owned 99% by StarMedia Network, Inc. (US) and 1% by StarMedia Network Americas SAFI (Uruguay).

StarMedia Brazil Limitada, a Brazilian corporation owned 96% by StarMedia Network, Inc. (US) and 4% by Peter Blacker--VP, GM, Southern Cone for StarMedia (transfer to StarMedia Network Americas SAFI (Uruguay) in process).

SMN de Mexico (SRL), a Mexican corporation owned 99% by StarMedia Network, Inc.
(US) and 1% by StarMedia Network Americas SAFI (Uruguay).

Section 2.2

With respect to the Purchased Shares of those Purchasers which are party thereto, the Registration Rights Agreement dated as of July 25, 1997, among the Company and certain stockholders of the Company named therein (as amended, the "Registration Rights Agreement") and the Voting Agreement, dated as of August 24, 1998, among the Company and certain stockholders of the Company named therein (the "Voting Agreement").

The Preemptive Rights Agreement, dated as of August 24, 1998, among the Company and certain stockholders of the Company named therein (the "Preemptive Rights Agreement").

Section 2.4

8% Convertible Subordinated Note Payable in the amount of $1,800,000 to Chase Venture Capital Associates, L.P. dated August 14, 1998, due December 31, 1998 and 8% Convertible Subordinated Note Payable in the amount of $200,000 to The Flatiron Fund, LLC dated August 14, 1998, due December 31, 1998 (the "Bridge Notes").

There are twenty (25) holders of Common Stock whom in the aggregate hold 10,392,000 shares of Common Stock.

There are twenty-nine (29) holders of Series A Preferred Stock whom in the aggregate hold 7,330,000 shares of Preferred Stock.

There are thirty-four (34) holders of Series B Preferred Stock whom in the aggregate hold 8,000,000 shares of Preferred Stock.

There are fifty-nine (59) holders of options on Common Stock whom in the aggregate hold options to purchase 3,830,433 shares of Common Stock.

Stockholders Agreement, dated as of July 25, 1997, among the Company and certain stockholders of the Company named therein (the "Stockholders Agreement").

The Preemptive Rights Agreement.

The Voting Agreement.

Section 2.5

The Bridge Notes.

Section 2.6

The Bridge Notes.

Section 2.7

On August 7, 1998, StarMedia commenced a trademark infringement suit against Wasnet, S.L. and NSI Web, Inc. (the "Defendants") concerning, among other things, the Defendants' (i) infringement and dilution of StarMedia's PIZARRAS service mark; (ii) dilution of the trade dress of StarMedia's PIZARRAS bulletin board service; and (iii) misappropriation of other elements of StarMedia's Internet site. StarMedia is seeking a permanent injunction enjoining the Defendants from using the PIZARRAS service mark, any element of the PIZARRAS bulletin board service, and any other element of StarMedia's Internet Site, as well as damages, costs and attorneys' fees.

Company has recently applied for incorporation in Venezuela.

Section 2.9

(i)

STARMEDIA NETWORK, INC.

--------------------------------------------------------------------------------------------
Registered Marks   Country         Registration No.   Registration Date
--------------------------------------------------------------------------------------------
STARMEDIA          United States   2,123,636          12/23/97
--------------------------------------------------------------------------------------------
STARMEDIA          Peru            014792             06/19/98
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Pending Marks      Country         Serial No.         Filing Date         Publication Date
--------------------------------------------------------------------------------------------
STARMEDIA          Argentina       2,111,343          10/29/97            Published 5/6/98
--------------------------------------------------------------------------------------------
                   Bolivia         18490              12/23/97
--------------------------------------------------------------------------------------------
                   Brazil (38)     820333646          11/5/97             Published 3/3/98
--------------------------------------------------------------------------------------------
                   Brazil (9)
--------------------------------------------------------------------------------------------
                   Brazil (42)
--------------------------------------------------------------------------------------------
                   Brazil (35)
--------------------------------------------------------------------------------------------
                   Chile           396794             11/12/97            Published 3/5/98
--------------------------------------------------------------------------------------------
                   Colombia        97-066116          11/11/97            Published 3/31/98
--------------------------------------------------------------------------------------------
                   Costa Rica      Ref No. 116939     01/14/98
--------------------------------------------------------------------------------------------
                   Cuba            309-98             03/03/98
--------------------------------------------------------------------------------------------
                   Dominican                          06/24/98
                   Republic
--------------------------------------------------------------------------------------------
                   Ecuador         84003              12/30/97
--------------------------------------------------------------------------------------------
                   El Salvador     1321-98            03/05/98
--------------------------------------------------------------------------------------------
                   Guatemala       0848-8             02/06/98
--------------------------------------------------------------------------------------------
                   Honduras        507-98             01/09/98            Published 3/27/98
--------------------------------------------------------------------------------------------
                   Nicaragua       98-00524           02/10/98
--------------------------------------------------------------------------------------------
                   Mexico          317243             12/11/97
--------------------------------------------------------------------------------------------
                   Panama          93523              04/17/98
--------------------------------------------------------------------------------------------
                   Paraguay        26121              12/23/97            Published 2/28/98
--------------------------------------------------------------------------------------------
                   Portugal        328214             01/20/98            Published 4/30/98
--------------------------------------------------------------------------------------------
                   Spain           2138590            1/26/98             Published 3/16/98
--------------------------------------------------------------------------------------------
                   Uruguay         300399             12/22/97
--------------------------------------------------------------------------------------------
                   Venezuela       97-022325          11/04/97            Published 06/12/98
--------------------------------------------------------------------------------------------

PENDING APPLICATIONS

----------------------------------------------------------------------------------------------------
Registered Marks       Country              Registration No.   Registration Date
----------------------------------------------------------------------------------------------------
STARMEDIA and design   United States        2,121,588          12/16/97
----------------------------------------------------------------------------------------------------
STARMEDIA and design   Peru                 014756             06/19/98
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Pending Marks          Country              Serial No.         Filing Date        Publication Date
----------------------------------------------------------------------------------------------------
STARMEDIA and design   Argentina            2,120,115          12/11/97           Published 03/18/98
----------------------------------------------------------------------------------------------------
                       Bolivia              18492              12/23/97
----------------------------------------------------------------------------------------------------
                       Brazil(Cl. 38)       820434248          12/29/97           Published 04/07/98
----------------------------------------------------------------------------------------------------
                       Chile                400806             12/19/97           Published 05/05/98
----------------------------------------------------------------------------------------------------
                       Colombia             97075145           12/26/97           Published 3/31/98
----------------------------------------------------------------------------------------------------
                       Costa Rica           Ref. No. 116940    01/14/98
----------------------------------------------------------------------------------------------------
                       Cuba                 308-98             03/03/98
----------------------------------------------------------------------------------------------------
                       Dominican                               06/24/98
                       Republic
----------------------------------------------------------------------------------------------------
                       Ecuador              83999              12/30/97
----------------------------------------------------------------------------------------------------
                       El Salvador          1354-98            03/05/98           Published 4/29/98
----------------------------------------------------------------------------------------------------
                       Guatemala            0850-8             02/06/98
----------------------------------------------------------------------------------------------------
                       Honduras             508-98             01/09/98           Published 3/27/98
----------------------------------------------------------------------------------------------------
                       Nicaragua            98-00664           02/16/98
----------------------------------------------------------------------------------------------------
                       Mexico               318106             12/18/97
----------------------------------------------------------------------------------------------------
                       Panama               93526              04/17/98
----------------------------------------------------------------------------------------------------
                       Paraguay             26122              12/23/97
----------------------------------------------------------------------------------------------------
                       Portugal             328215             01/20/98           Published 4/30/98
----------------------------------------------------------------------------------------------------
                       Spain                2138591            1/26/98            Published 3/16/98
----------------------------------------------------------------------------------------------------
                       Uruguay              300400             12/22/97
----------------------------------------------------------------------------------------------------
                       Venezuela            97-025325          12/15/97
----------------------------------------------------------------------------------------------------

PENDING APPLICATIONS

----------------------------------------------------------------------------------------------------
Mark                   Country              Serial No.         Filing Date          Publication Date
----------------------------------------------------------------------------------------------------
STARMEDIA.COM          United States
----------------------------------------------------------------------------------------------------

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------------------

Registered Marks       Country              Registration No.   Registration Date
-----------------------------------------------------------------------------------------------------
TALK PLANET            Peru                 014757             06/19/98
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Pending Marks          Country              Serial No.         Filing Date         Publication Date
-----------------------------------------------------------------------------------------------------
TALK PLANET            United States        75/212492          10/3/98
-----------------------------------------------------------------------------------------------------
                       Argentina            2115045            11/17/97            Published 01/11/98
-----------------------------------------------------------------------------------------------------
                       Bolivia              18489              12/23/97
-----------------------------------------------------------------------------------------------------
                       Brazil               8203570            11/18/97            Published 03/03/98
-----------------------------------------------------------------------------------------------------
                       Chile                398407             11/26/97            Published 04/01/98
-----------------------------------------------------------------------------------------------------
                       Colombia             97-068302          11/21/97            Published 03/31/98
-----------------------------------------------------------------------------------------------------
                       Costa Rica           Ref No. 116941     01/14/98            Published 04/16/98
-----------------------------------------------------------------------------------------------------
                       Cuba                 307-98             03/03/98
-----------------------------------------------------------------------------------------------------
                       Dominican Republic                      06/25/98
-----------------------------------------------------------------------------------------------------
                       Ecuador              84007              12/30/97
-----------------------------------------------------------------------------------------------------
                       El Salvador          1320-98            03/05/98
-----------------------------------------------------------------------------------------------------
                       Guatemala            0847-8             02/06/98
-----------------------------------------------------------------------------------------------------
                       Honduras             509-98             01/09/98
-----------------------------------------------------------------------------------------------------
                       Nicaragua            98-00525           02/10/98
-----------------------------------------------------------------------------------------------------
                                                               12/11/97
                                                               Office Action
                       Mexico               317244             pending
-----------------------------------------------------------------------------------------------------
                       Panama               93524              04/17/98
-----------------------------------------------------------------------------------------------------
                       Paraguay             26123              12/23/97
-----------------------------------------------------------------------------------------------------
                       Portugal             328216             01/20/98
-----------------------------------------------------------------------------------------------------
                       Spain                2138592            1/26/98
-----------------------------------------------------------------------------------------------------
                       Uruguay              300401             12/22/97
-----------------------------------------------------------------------------------------------------
                       Venezuela            97-023267          11/17/97
-----------------------------------------------------------------------------------------------------

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------------------
Registered Marks         Country            Registration No.   Registration Date
-----------------------------------------------------------------------------------------------------
COPAMUNDIAL.COM          Peru               014760             06/19/98
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Pending Marks            Country            Serial No.         Filing Date         Publication Date
-----------------------------------------------------------------------------------------------------
COPAMUNDIAL.COM          United States      75/396626          11/26/97
-----------------------------------------------------------------------------------------------------
                         Argentina          2,120,116          12/11/97            Published 03/18/98
-----------------------------------------------------------------------------------------------------
                         Bolivia            18491              12/23/97
-----------------------------------------------------------------------------------------------------
                         Brazil             820412317          12/12/97            Published 04/07/98
-----------------------------------------------------------------------------------------------------
                         Chile              400809             12/19/97            Published 05/05/98
-----------------------------------------------------------------------------------------------------
                         Colombia           97,072,337         12/11/97            Published 06/19/98
-----------------------------------------------------------------------------------------------------
                         Costa Rica         Ref. No. 117392    02/25/98
-----------------------------------------------------------------------------------------------------
                         Cuba               311-98             03/03/98
-----------------------------------------------------------------------------------------------------
                         Dominican                             06/24/98
                         Republic
-----------------------------------------------------------------------------------------------------
                         Ecuador            84004              12/30/97
-----------------------------------------------------------------------------------------------------
                         El Salvador        1322-98            03/05/98
-----------------------------------------------------------------------------------------------------
                         Guatemala          0849-8             02/06/98
-----------------------------------------------------------------------------------------------------
                         Honduras           2499/98            02/25/98
-----------------------------------------------------------------------------------------------------
                         Nicaragua          98-00787           02/26/98
-----------------------------------------------------------------------------------------------------
                         Mexico             318105             12/15/97
-----------------------------------------------------------------------------------------------------
                         Panama             93522              04/17/98
-----------------------------------------------------------------------------------------------------
                         Paraguay           3738               02/23/98
-----------------------------------------------------------------------------------------------------
                         Portugal           329014             03/03/98            Published 06/30/98
-----------------------------------------------------------------------------------------------------
                         Spain              2138593            1/26/98
-----------------------------------------------------------------------------------------------------
                         Uruguay            300402             12/22/97
-----------------------------------------------------------------------------------------------------
                         Venezuela          97-025196          12/12/97
-----------------------------------------------------------------------------------------------------

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------------------
Registered Marks          Country           Registration No.   Registration Date
-----------------------------------------------------------------------------------------------------
COPADOMUNDO.COM           Peru              014761             06/19/98
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Pending Marks             Country           Serial No.         Filing Date         Publication Date
-----------------------------------------------------------------------------------------------------
COPADOMUNDO.COM           United States     75/396625          11/26/97
-----------------------------------------------------------------------------------------------------
                          Argentina         2123249            12/30/97            Published 4/1/98
-----------------------------------------------------------------------------------------------------
                          Bolivia           02707              03/02/98
-----------------------------------------------------------------------------------------------------
                          Brazil            820,412,309        12/12/97
-----------------------------------------------------------------------------------------------------
                          Chile             408563             03/16/98
-----------------------------------------------------------------------------------------------------
                          Colombia          98-00953           02/23/98
-----------------------------------------------------------------------------------------------------
                          Costa Rica        Ref. No. 117393    02/25/98
-----------------------------------------------------------------------------------------------------
                          Cuba              310-98             03/03/98
-----------------------------------------------------------------------------------------------------
                          Dominican                            06/24/98
                          Republic
-----------------------------------------------------------------------------------------------------
                          Ecuador           85762              03/06/98
-----------------------------------------------------------------------------------------------------
                          El Salvador       1353-98            03/05/98
-----------------------------------------------------------------------------------------------------
                          Guatemala         1609-98            03/03/98
-----------------------------------------------------------------------------------------------------
                          Honduras          2498/98            02/25/98
-----------------------------------------------------------------------------------------------------
                          Nicaragua         98-00788           02/26/98            Published 06/19/98
-----------------------------------------------------------------------------------------------------
                          Mexico            326233             03/17/98
-----------------------------------------------------------------------------------------------------
                          Panama            93527              04/17/98
-----------------------------------------------------------------------------------------------------
                          Paraguay          3737               02/23/98
-----------------------------------------------------------------------------------------------------
                          Portugal          329013             03/03/98
-----------------------------------------------------------------------------------------------------
                          Spain             2138594            1/26/98
-----------------------------------------------------------------------------------------------------
                          Uruguay           301697             02/26/98
-----------------------------------------------------------------------------------------------------
                          Venezuela         08-002981          02/20/98
-----------------------------------------------------------------------------------------------------

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------------------
Mark                   Country              Serial No.         Filing Date         Publication Date
-----------------------------------------------------------------------------------------------------
BUSCAWEB               United States                           03/06/98
-----------------------------------------------------------------------------------------------------
                       Argentina            2142387            04/03/98
-----------------------------------------------------------------------------------------------------
                       Bolivia              05054              04/16/98
-----------------------------------------------------------------------------------------------------
                       Brazil               820590967          04/03/98
-----------------------------------------------------------------------------------------------------
                       Chile                412239             04/20/98
-----------------------------------------------------------------------------------------------------
                       Colombia             98018980           04/03/98            Published 07/01/98
-----------------------------------------------------------------------------------------------------
                       Costa Rica                              4/13/98
-----------------------------------------------------------------------------------------------------
                       Cuba                 442-98             04/03/98
-----------------------------------------------------------------------------------------------------
                       Dominican                               06/24/98
                       Republic
-----------------------------------------------------------------------------------------------------
                       Ecuador              86681              04/07/98
-----------------------------------------------------------------------------------------------------
                       El Salvador          1997-98            04/03/98
-----------------------------------------------------------------------------------------------------
                       Guatemala            2620-98            04/15/98
-----------------------------------------------------------------------------------------------------
                       Honduras             4830-98            04/17/98
-----------------------------------------------------------------------------------------------------
                       Nicaragua            98-01399           04/17/98
-----------------------------------------------------------------------------------------------------
                       Mexico               328863             04/07/98
-----------------------------------------------------------------------------------------------------
                       Panama               93525              04/17/98
-----------------------------------------------------------------------------------------------------
                       Paraguay             6948               04/03/98
-----------------------------------------------------------------------------------------------------
                       Peru                 60005              04/03/98
-----------------------------------------------------------------------------------------------------
                       Portugal             329774             04/14/98
-----------------------------------------------------------------------------------------------------
                       Spain                2157119            04/20/98
-----------------------------------------------------------------------------------------------------
                       Uruguay              302671             04/03/98
-----------------------------------------------------------------------------------------------------
                       Venezuela            98-006005          04/06/98
-----------------------------------------------------------------------------------------------------

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------------------
Mark                   Country              Serial No.         Filing Date          Publication Date
-----------------------------------------------------------------------------------------------------
ORBITA                 United States                           05/20/98
-----------------------------------------------------------------------------------------------------
                       Argentina            2153128            05/27/98
-----------------------------------------------------------------------------------------------------
                       Bolivia              08770              07/03/98
-----------------------------------------------------------------------------------------------------
                       Brazil               820691046          05/27/98
-----------------------------------------------------------------------------------------------------
                       Chile                417546             06/12/98
-----------------------------------------------------------------------------------------------------
                       Colombia             98-030007          05/28/97
-----------------------------------------------------------------------------------------------------
                       Costa Rica                              07/01/98
-----------------------------------------------------------------------------------------------------
                       Cuba                 1022/98            06/30/98
-----------------------------------------------------------------------------------------------------
                       Dominican                               07/09/98
                       Republic
-----------------------------------------------------------------------------------------------------
                       Ecuador              89227              07/10/98
-----------------------------------------------------------------------------------------------------
                       El Salvador          3704-98            06/26/98
-----------------------------------------------------------------------------------------------------
                       Guatemala            5242-98            07/10/98
-----------------------------------------------------------------------------------------------------
                       Honduras             8152-98            07/02/98
-----------------------------------------------------------------------------------------------------
                       Mexico               335328             06/08/98
-----------------------------------------------------------------------------------------------------
                       Nicaragua            98-02408           07/01/98
-----------------------------------------------------------------------------------------------------
                       Panama               09-5155            07/29/98
-----------------------------------------------------------------------------------------------------
                       Paraguay             13975              06/29/98             07/23/98
-----------------------------------------------------------------------------------------------------
                       Peru                 66392              07/14/98
-----------------------------------------------------------------------------------------------------
                       Portugal             331379             07/08/98
-----------------------------------------------------------------------------------------------------
                       Spain                2172995            07/07/98
-----------------------------------------------------------------------------------------------------
                       Uruguay              305255             07/03/98
-----------------------------------------------------------------------------------------------------
                       Venezuela            9500               05/27/98
-----------------------------------------------------------------------------------------------------

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------------------
Mark                   Country              Serial No.         Filing Date          Publication Date
-----------------------------------------------------------------------------------------------------
GALAFON                United States        75/508029          06/24/98
-----------------------------------------------------------------------------------------------------
                       Argentina
-----------------------------------------------------------------------------------------------------
                       Bolivia
-----------------------------------------------------------------------------------------------------
                       Brazil
-----------------------------------------------------------------------------------------------------
                       Chile
-----------------------------------------------------------------------------------------------------
                       Colombia
-----------------------------------------------------------------------------------------------------
                       Costa Rica
-----------------------------------------------------------------------------------------------------
                       Cuba
-----------------------------------------------------------------------------------------------------
                       Dominican
                       Republic
-----------------------------------------------------------------------------------------------------
                       Ecuador
-----------------------------------------------------------------------------------------------------
                       El Salvador
-----------------------------------------------------------------------------------------------------
                       Guatemala
-----------------------------------------------------------------------------------------------------
                       Honduras
-----------------------------------------------------------------------------------------------------
                       Mexico
-----------------------------------------------------------------------------------------------------
                       Nicaragua
-----------------------------------------------------------------------------------------------------
                       Panama
-----------------------------------------------------------------------------------------------------
                       Paraguay
-----------------------------------------------------------------------------------------------------
                       Peru
-----------------------------------------------------------------------------------------------------
                       Portugal
-----------------------------------------------------------------------------------------------------
                       Spain
-----------------------------------------------------------------------------------------------------
                       Uruguay
-----------------------------------------------------------------------------------------------------
                       Venezuela
-----------------------------------------------------------------------------------------------------

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------------------
Mark                   Country              Serial No.         Filing Date          Publication Date
-----------------------------------------------------------------------------------------------------
INFORMATICA HOY        United States        75/408200          12/19/97
-----------------------------------------------------------------------------------------------------
INFORMATICA HOJE       United States                           12/19/97
-----------------------------------------------------------------------------------------------------

PENDING APPLICATIONS

-----------------------------------------------------------------------------------------------------
Mark                   Country              Serial No.         Filing Date          Publication Date
-----------------------------------------------------------------------------------------------------
PIZARRAS               United States
-----------------------------------------------------------------------------------------------------
                       Spain
-----------------------------------------------------------------------------------------------------

(ii)

See Section 2.14 below.

Section 2.14

The Company's employees in Brazil have indicated they are considering becoming members of the Sindicato dos Trabalhadores em Processamento de Dados e Empregados de Empresas de Processamento de Dados do Estado de Sao Paulo (SINDPD)

------------------------------------------
StarMedia Network, Inc.
------------------------------------------
Agreements
------------------------------------------
                                   Date
------------------------------------------
      Company                     Signed
------------------------------------------
AFP                                 6/1/98
------------------------------------------
Allied Domecq                       6/5/98
------------------------------------------
Banco Real                         6/30/98
------------------------------------------
BMW                                 8/1/98
------------------------------------------
Bottle Rocket                       8/5/98
------------------------------------------
Charles Schwab                     8/17/98
International
------------------------------------------
Chrysler-Dodge                      8/6/98
------------------------------------------
Citibank                           3/18/98
------------------------------------------
Clemons Management                  4/8/98
------------------------------------------
Critical Path                       7/6/98
Cyberian Outpost                   7/16/98
------------------------------------------
eDrive                             6/10/98
------------------------------------------
Epson                              6/24/98
------------------------------------------
Fenasoft                           8/10/98
------------------------------------------
Ford                                7/9/98
------------------------------------------
Fox Latin America                  1/22/97
------------------------------------------
Futbol de Primera                   4/6/98
------------------------------------------
Galaxy/DirecTV                     4/16/98
------------------------------------------
Hispanic Radio Network              8/1/98
------------------------------------------
IDT                                 5/1/98
------------------------------------------
Inter-Continental                   6/3/98
------------------------------------------
Internet Profiles Corp.            1/15/97
------------------------------------------
Kenny Rogers Casinos               6/24/98
------------------------------------------
Leasetec                           5/15/98
------------------------------------------
Manhattan House                     5/5/98
------------------------------------------
N2K                                2/16/98
------------------------------------------

------------------------------------------
Netscape                            5/1/98
------------------------------------------
Once TV                            7/29/98
------------------------------------------
Oracle Corporation                  5/8/98
------------------------------------------
Pager@ccess                         7/1/98
------------------------------------------
Teleglobe/Galafon                  5/14/98
------------------------------------------
Tropcom                            7/20/98
------------------------------------------
UPI                                4/22/98
------------------------------------------
USA                                5/15/98
------------------------------------------
Weatherlabs                         5/5/98
------------------------------------------
World Capital Financial             8/6/98
------------------------------------------

------------------------------------------

------------------------------------------

Bridge Notes.

Stockholders Agreement.

Preemptive Rights Agreement.

Voting Agreement.

Registration Rights Agreement.

The Company's 1997 Stock Option Plan

The Company's 1998 Stock Plan

Employment Agreement with Fernando Espuelas dated July 25, 1997.

Employment Agreement with Jack Chen dated July 25, 1997.

Office Lease for New York City offices with Bernstein Real Estate dated September 15, 1997.

Office Lease for Miami offices with Manhattan House, Inc. dated May 6, 1998.

Office Lease for Sao Paulo, Brazil offices with Condominio Civil do World Trade Center de Sao Paulo dated July 1, 1998.

Office Lease for Bogota, Colombia offices with Restrepo Y Uribe Ltda. dated August 6, 1998.

Office Lease for Mexico City offices with Informix Software De Mexico, S.A. de C.V. dated June 2, 1998.

"Key-man" life insurance policy for Fernando Espuelas dated February 6, 1998.

"Key-man" life insurance policy for Jack Chen dated February 6, 1998.

Disability insurance for Fernando Espuelas and Jack Chen.

Engagement Agreements with J.P. Morgan Securities, Inc. and Chase Securities
Inc.

Section 2.15

As of July 31, 1998, the Company was due advances to employees and expected employees of approximately $42,000.

Section 2.17

Oral agreement with Spelling/TeleUno for co-marketing has expired.

Section 2.21

J.P. Morgan Securities, Inc. and Chase Securities Inc. are acting as agents on this transaction.

Section 2.22

Fernando Espuelas
Chairman and CEO
$135,416

Jack C. Chen
President
$135,416

Anne Andiorio
Senior Vice President, Corporate Relations
$118,750

Tracy Leeds
Senior Vice President, Business Operations
$104,375

Steven J. Heller
Vice President, Finance & Administration
$90,000

Janis Kern
Vice President, Sales
$150,000

Adriana Kampfner,
Vice President, General Manager, Mexico
$87,499

Peter Blacker
Vice President, General Manager, Southern Cone
$104,167

Betsy Scolnik
Vice President, Business Development, Latin America
$84,167

Jean Sanchez
General Manager, Argentina
$73,843

Indio Brasiliero Neto
General Manager, Brazil
$89,307

Juan Pablo Crespi
Manager, Chile
$36,000

Juan Pablo Gonzalez
Manager, Colombia
$36,000

Employment Agreement with Fernando Espuelas dated July 25, 1997.

Employment Agreement with Jack Chen dated July 25, 1997.

Section 2.24

The majority of employees have executed a non-disclosure agreement. Consistent with Section 5.16, the Company will use its best efforts to have all current employees execute non-disclosure agreements within thirty days. The founders (Fernando Espuelas and Jack Chen) and all members of senior management have executed non-disclosure agreements.

Section 2.27

The Company's U.S. benefit plan includes medical, dental, vision, life and long-term disability insurance and a 401(k) program and is available to all U.S. employees.

The Company's non-U.S. offices provide benefits in accordance with corresponding local law.

Disability insurance for Fernando Espuelas and Jack Chen.

Employment Agreement with Fernando Espuelas dated July 25, 1997.

Employment Agreement with Jack Chen dated July 25, 1997.